Subsequent Events	12 Months Ended
Jan. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

(20) Subsequent Events

As of January 31, 2014, Layne maintained a bank account in the country of Mauritania with a recorded balance of approximately $1.6 million. Subsequent to year end, the country’s taxing authorities issued a tax assessment primarily related to income taxes for approximately $1.4 million. The Company and its advisors engaged in a process to obtain relief from the assessment, including making a payment of approximately $0.2 million and a proposal to remit additional funds over the course of the following two years while the Company continued its efforts to contest certain aspects of the assessment. The taxing authorities instead seized the funds remaining in the Company’s bank account totaling approximately $1.2 million in satisfaction of the assessed taxes. At January 31, 2014, Layne accrued for this amount in current liabilities.

As discussed in Note 7 to the Consolidated Financial Statements, on April 15, 2014, Layne entered into a new five-year $135.0 million senior secured ABL facility, of which up to an aggregate principal amount of $75.0 million will be available in the form of letters of credit and up to an aggregate principal amount of $15.0 million is available for short-term swingline borrowings. The ABL facility will bear interest at a rate of LIBOR plus 2.75 – 3.25%, depending on average utilization, determined quarterly. Layne has the ability to request a further increase in the borrowing capacity of an additional $65.0 million. The initial borrowing base was calculated at approximately $131.0 million. From this amount, $39.0 million was initially borrowed to pay fees of $4.0 million in conjunction with the transaction, cash collateralization of $32.6 million of existing outstanding letters of credit and to pay down the outstanding balance on the existing Credit Agreement of $1.5 million, with the remainder for initial working capital needs. In conjunction with entering into this agreement, Layne terminated its prior $150.0 million Credit Agreement.